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                                                                   Exhibit 10(b)

                              CORPORATE AGREEMENT

         THIS CORPORATE AGREEMENT ("Agreement") is made and entered into this ______ day of ____________, 1997, by and between Kennametal Inc., a Pennsylvania corporation ("Kennametal"), and JLK Direct Distribution Inc., a Pennsylvania corporation ("JLK").

                                    RECITALS

         A. Kennametal owns all of the issued and outstanding Class B Common Stock, par value $0.01 per share, of JLK ("Class B Common Stock"), and JLK is a member of Kennametal's "affiliated group" of corporations ("Kennametal Group") for federal income tax purposes.

         B. JLK is effecting an initial public offering (the "Initial Public Offering") of shares of Class A Common Stock, par value $.01 per share, of JLK ("Class A Common Stock").

         C. Upon completion of the Initial Public Offering, JLK will cease to be a wholly-owned subsidiary of Kennametal.

         D. The parties desire to enter into this Agreement to set forth their agreement regarding: (i) the rights of Kennametal and its Affiliates (as defined below) to purchase additional shares of Class B Common Stock or Class A Common Stock to permit Kennametal and its Affiliates to maintain, in the aggregate, their then current percentage ownership interest in JLK so long as Kennametal and its Affiliates, in the aggregate, maintain beneficial ownership of at least 40% of the combined number of outstanding shares of Class A Common Stock and Class B Common Stock; (ii) certain registration rights with respect to Class A Common Stock and Class B Common Stock (and any other securities issued in respect thereof or in exchange therefor); and (iii) certain representations, warranties, covenants and agreements applicable to JLK and Kennametal so long as Kennametal and its Affiliates, in the aggregate, maintain beneficial ownership of at least 40% of the combined number of outstanding shares of Class A Common Stock and Class B Common Stock.

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Kennametal and JLK, for themselves, their successors and assigns, hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         1.1 DEFINITIONS. As used in this Agreement, the following terms will have the following meanings, applicable both to the singular and the plural forms of the terms described:

         "AFFILIATE" means, with respect to any Person, any Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote a majority of the securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that for the purposes of this Agreement, JLK and its subsidiaries shall not be deemed to be an

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         Affiliate of Kennametal, and Kennametal and its subsidiaries (other than JLK and its subsidiaries) shall not be deemed to be an Affiliate of JLK.

         "AGREEMENT" has the meaning ascribed hereto in the preamble, as such agreement may be amended and supplemented from time to time in accordance with its terms.

         "APPLICABLE STOCK" means at any time the shares of Common Stock owned by Kennametal or its Affiliates.

         "CLASS A COMMON STOCK" has the meaning ascribed thereto in the recitals to this Agreement.

         "CLASS B COMMON STOCK" has the meaning ascribed thereto in the recitals to this Agreement.

         "COMMON STOCK" means the Class B Common Stock, the Class A Common Stock, any other class of JLK capital stock having the right to vote generally for the election of directors and, for so long as JLK continues to be a subsidiary corporation includible in a consolidated federal income tax return of the Kennametal Group, any other security of JLK treated as stock for purposes of Section 1504 of the Internal Revenue Code of 1986, as amended.

         "COMPANY SECURITIES" has the meaning ascribed thereto in Section
         3.2(b).

         "DISADVANTAGEOUS CONDITION" has the meaning ascribed thereto in
         Section 3.1(a).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute.

         "HOLDER" means Kennametal and any Transferee.

         "HOLDER SECURITIES" has the meaning ascribed thereto in Section 3.2(b).

         "INITIAL PUBLIC OFFERING" has the meaning ascribed thereto in the recitals to this Agreement.

         "INITIAL PUBLIC OFFERING DATE" means the date of completion of the sale of Class A Common Stock in the Initial Public Offering.

         "ISSUANCE EVENT" has the meaning ascribed thereto in Section 2.2.

         "ISSUANCE EVENT DATE"  has the meaning ascribed thereto in Section 2.2.

         "JLK" has the meaning ascribed thereto in the preamble hereto.

         "KENNAMETAL" has the meaning ascribed thereto in the preamble hereto.

         "KENNAMETAL GROUP" has the meaning ascribed thereto in the recitals to this Agreement.

         "KENNAMETAL OWNERSHIP REDUCTION" means any decrease at any time in the Ownership Percentage to less than 80%.

         "KENNAMETAL TRANSFEREE" has the meaning ascribed thereto in Section
         3.9.

         "MARKET PRICE" of any shares of Class A Common Stock on any date means
         (i) the average of the last sale price of such shares on each of the five (5) trading days immediately preceding such date on the New York Stock Exchange or such other securities exchange or inter-dealer automated quotation system on

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         which such securities are listed; or (ii) if such sale prices are unavailable or such shares are not so traded, the value of such shares on such date determined in accordance with agreed-upon procedures reasonably satisfactory to JLK and Kennametal.

         "OPTION" has the meaning ascribed thereto in Section 2.1(a).

         "OPTION NOTICE" has the meaning ascribed thereto in Section 2.2.

         "OTHER HOLDERS" has the meaning ascribed thereto in Section 3.2(c).

         "OTHER SECURITIES" has the meaning ascribed thereto in Section 3.2.

         "OWNERSHIP PERCENTAGE" means, at any time, the fraction, expressed as a percentage and rounded to the next highest one-thousandth of a percent, whose numerator is the aggregate Value of the Applicable Stock and whose denominator is the sum of the aggregate Value of the then outstanding shares of Common Stock of JLK plus Repurchased Shares; provided, however, that any shares of Common Stock issued by JLK in violation of its obligations under Article II of this Agreement shall not be deemed outstanding for the purpose of determining the Ownership Percentage.

         "PERSON" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

         "PURCHASE AGREEMENT" means the Purchase Agreement among Kennametal, JLK, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and the other underwriters filed as an exhibit to JLK's Registration Statement on Form S-1, Registration No. 333-25989.

         "REGISTRABLE SECURITIES" means Class A Common Stock, Class B Common Stock, and any stock or other securities into which or for which such Class A Common Stock or Class B Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to Holders of such Class A Common Stock or Class B Common Stock (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement;
         (ii) they shall have been distributed to the public in accordance with Rule 144; (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by JLK and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in effect; or (iv) they shall have ceased to be outstanding.

         "REGISTRATION EXPENSES" means any and all expenses incident to performance of or compliance with any registration of securities pursuant to Article III, including, without limitation: (i) the fees, disbursements and expenses of JLK's counsel and accountants and the reasonable fees and expenses of counsel selected by the Holders in accordance with this Agreement in connection with the registration of the securities to be disposed of; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters or the Holders of securities in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review of the terms of the sale of the securities to be disposed of by each securities exchange and automated inter-dealer quotation system

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         which a class of common equity securities of JLK is listed; (vi)
         transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated inter-dealer quotation system or the rating of such securities; (ix) any other fees and disbursements of underwriters customarily paid by the issuers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any; and (x) other reasonable out-of-pocket expenses of Holders other than legal fees and expenses referred to in clause (i) and (iv) above.

         "REPURCHASED SHARES" mean the aggregate Value of shares of Common Stock that are, from and after the date hereof, repurchased by JLK from its shareholders, less the aggregate Value of shares of Common Stock (up to the aggregate Value so repurchased) that are reissued from and after the date hereof upon the exercise of stock options or otherwise.

         "RULE 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

         "RULE 415 OFFERING" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

         "SEC" means the United States Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute.

         "SELLING HOLDER" has the meaning ascribed thereto in Section 3.4(e).

         "SUBSIDIARY" means, as to any Person, any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting capital stock or other voting ownership interests is owned or controlled directly or indirectly by such Person or by one or more of the Subsidiaries of such Person or by a combination thereof.

         "TRANSFEREE" has the meaning ascribed thereto in Section 3.9.

         "VALUE" means, with respect to any share of stock, the value of such share determined by Kennametal under principles applicable for purposes of Section 1504 of the Internal Revenue Code of 1986, as amended.

         1.2 INTERNAL REFERENCES. Unless the context indicates otherwise, references to articles, sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE II

                                     OPTION

         2.1  OPTIONS.

         (a) JLK hereby grants to Kennametal, on the terms and conditions set forth herein, a continuing right (the "Tax Consolidation Option") to purchase from JLK, at the times set forth herein, such number of shares of Class A Common Stock and Class B Common Stock as is necessary to allow Kennametal to maintain the then-current Ownership Percentage.

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         (b)  JLK hereby also grants to Kennametal, on the terms and conditions set forth herein, a continuing right (the "Spin-Off Option" and, collectively with the Tax Consolidation Option, the "Options" or individually an "Option") to purchase from JLK, such number of shares of Class B Common Stock and Class A Common Stock as is necessary to allow Kennametal to effect a distribution of the stock of JLK to the shareholders of Kennametal in a transaction intended to be on a tax-free basis under the Internal Revenue
              Code of 1986, as amended (a "Tax-Free Spin-Off"). The Spin-Off Option shall be exercisable at any time prior to and in conjunction with a Tax-Free Spin-Off.

         (c) Each Option shall be assignable, in whole or in part and from time to time, by Kennametal to any Affiliate of Kennametal. The exercise price for the shares of Common Stock purchased pursuant hereto shall be the Market Price of the Class A Common Stock as of the date of first delivery of notice of exercise of the Option by Kennametal (or its permitted assignee hereunder) to JLK as set forth in Section 2.3 hereof.

         (d) JLK shall not be required to issue any Class B Common Stock if issuance would violate any law, rule or regulation to which JLK is subject.

         2.2 NOTICE. At least twenty (20) business days prior to the issuance of any shares of Common Stock or the first date on which any event could occur that, in the absence of a full or partial exercise of the Option, would result in a reduction in the Ownership Percentage, JLK will notify the optionee(s) (the "Optionee(s)") in writing (the "Option Notice") of any plans it has to issue such shares or the date on which such event could first occur. The Option Notice must specify the date on which JLK intends to issue additional shares of Common Stock or on which such event could first occur (such issuance or event being referred to herein as an "Issuance Event" and the date of such issuance or event as an "Issuance Event Date"), the number of shares JLK intends to issue or may issue and the other terms and conditions of such Issuance Event.

         2.3  TAX CONSOLIDATION OPTION EXERCISE AND OPTION PAYMENT.

         (a) The Tax Consolidation Option may be exercised by the Optionee(s) for a number of shares equal to or less than the number of shares that are necessary for the Optionee(s) to maintain, in the aggregate, the Ownership Percentage. The Tax Consolidation Option may be exercised at any time after receipt of an applicable Option Notice and prior to the applicable Issuance Event Date by the delivery to JLK of a written notice to such effect specifying: (i) the number and class of shares of Common Stock to be purchased by the Optionee(s); and (ii) a calculation of the exercise price for such shares.

         2.4 OPTION PAYMENT. Upon any such exercise of an Option, JLK will deliver to the Optionee(s), against payment therefor, certificates issued in the name of the Optionee(s) representing the shares of Common Stock being purchased upon such exercise. Payment for such shares shall be made by wire transfer or intrabank transfer to such account as shall be specified by JLK for the full purchase price for such shares.

         2.5 EFFECT OF FAILURE TO EXERCISE. Any failure by the Optionee(s) to exercise an Option, or any exercise for less than all of the shares purchasable under the Option, in connection with any particular Issuance Event shall not affect the Optionee's(s') right to exercise an Option in connection with any subsequent Issuance Event or in connection with a Tax-Free Spin-Off.

         2.6 INITIAL PUBLIC OFFERING. Notwithstanding the foregoing, the Optionee(s) shall not be entitled to exercise an Option in connection with the Initial Public Offering of the Class A Common Stock, including the exercise of the underwriters' over-allotment option.

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         2.7  TERMINATION OF TAX CONSOLIDATION OPTION. The Tax Consolidation
Option shall terminate upon the occurrence of the first Issuance Event that results in the Kennametal Ownership Reduction, excluding any Issuance Event in violation of this Agreement.

                                  ARTICLE III

                              REGISTRATION RIGHTS

         3.1  DEMAND REGISTRATION/REGISTRABLE SECURITIES.

         (a) Upon written notice provided at any time after the Initial Public Offering Date from any Holder of Registrable Securities requesting that JLK effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder, which notice shall specify the intended method or methods of disposition of such Registrable Securities, JLK shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (including in a Rule 415 Offering, if JLK is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering); provided that:

              (i) With respect to any registration statement filed, or to be filed, pursuant to this Section 3.1, if JLK shall furnish to the Holders of Registrable Securities that have made such request a certified resolution of the board of directors of JLK (adopted by the affirmative vote of a majority of the directors) stating that in the board of directors' good faith judgment it would, because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond JLK's reasonable control of any required financial statements, or any other event or condition of similar significance to JLK, be significantly disadvantageous (a "Disadvantageous Condition") to JLK for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, JLK shall be entitled to cause such registration statement not to be filed or to be withdrawn and the effectiveness of such registration statement terminated. In the event no registration statement has yet been filed, JLK shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which JLK shall promptly deliver to such Holders). Upon receipt of any such notice of a Disadvantageous Condition, such Holders shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by JLK, each such Holder will deliver to JLK all copies, other than permanent file copies then in such Holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice; provided, that the filing of any such registration statement may not be delayed for a period in excess of six (6) months due to the occurrence of any particular Disadvantageous Condition;

              (ii) After Kennametal ceases to beneficially own (within the meaning of Rule 13d-3 of the Exchange Act or any successor provision) less than 40% of the outstanding Common Stock, the Holders of Registrable Securities may collectively exercise their rights under this Section 3.1 on not more than three (3) occasions (it being acknowledged that prior thereto there shall be no limit to the number of occasions on which such Holders (other than any of the Kennametal Transferees and their Affiliates (and any subsequent direct or indirect Transferees of Registrable Securities from such Kennametal Transferee and any of its Affiliates)) may exercise such rights); and

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             (iii) The Holders of Registrable Securities shall not have the right to exercise registration rights pursuant to this
                   Section 3.1 in any six-month period following the registration and sale of Registrable Securities effected pursuant to a prior exercise of the registration rights provided in this Section 3.1.

         (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Holder of Registrable Securities pursuant to this Section 3.1 shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a), above): (i) unless it has become effective; (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement; or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some act or omission by such Holder of Registrable Securities.

         (c) In the event that any registration pursuant to this Section 3.1 shall involve, in whole or in part, an underwritten offering, the Holders of a majority of the Registrable Securities to be registered shall have the right to designate an underwriter or underwriters, reasonably acceptable to JLK, as the lead or managing underwriters of such underwritten offering and, in connection with each registration pursuant to this Section 3.1, such Holders may select one legal counsel to represent all such Holders.

         (d) JLK shall have the right to cause the registration of additional equity securities for sale for the account of any Person (including, without limitation, JLK and any existing or former directors, officers or employees of JLK) in any registration of Registrable Securities requested by the Holders pursuant to paragraph (a), above; provided, that if such Holders are advised in writing (with a copy to JLK) by a nationally recognized investment banking firm selected by such Holders reasonably acceptable to JLK (which shall be the lead underwriter or a managing underwriter in the case of an underwritten offering) that, in such firm's good faith view, all or a part of such additional equity securities cannot be sold and the inclusion of such additional equity securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated by any Holder, the registration of such additional equity securities or part thereof shall not be permitted. The Holders of the Registrable Securities to be offered may require that any such additional equity securities be included in the offering proposed by such Holders on the same conditions as the Registrable Securities that are included therein. In the event that the number of Registrable Securities requested to be included in a registration statement by the Holders thereof exceeds the number which, in the good faith view of such investment banking firm, can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering, the number shall be allocated pro rata among the requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any number in excess of a Holder's request may be reallocated among the remaining requesting Holders in a like manner).

         3.2 PIGGYBACK REGISTRATION. In the event that JLK at any time after the Initial Public Offering Date proposes to register any of its Common Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including Common Stock, "Other Securities") under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, it shall at each such time give prompt written notice to each Holder of Registrable Securities of its intention to do so and of the rights of such Holder under this Section 3.2. Subject to the terms and conditions hereof, such notice shall offer each such Holder the

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opportunity to include in such registration statement such number of
Registrable Securities as such Holder may request. Upon the written request of any such Holder made within 15 days after the receipt of JLK's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), JLK shall use its best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which JLK has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; provided, that:

         (a) If, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, JLK shall determine for any reason not to register the Other Securities, JLK may, at its election, give written notice of such determination to such Holders and thereupon JLK shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities, without prejudice, however, to the rights of the Holders of Registrable Securities immediately to request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder;

         (b)  If the registration referred to in the first sentence of this
              Section 3.2 is to be an underwritten registration on behalf of JLK, and a nationally recognized investment banking firm selected by JLK advises JLK in writing that, in such firm's good faith view, the inclusion of all or a part of such Registrable Securities in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities then contemplated, JLK shall include in such registration:

              (i) first, all Other Securities which JLK proposes to sell for its own account ("Company Securities");

              (ii) second, up to the full number of Registrable Securities held by Kennametal or its Affiliates that are requested to be included in such registration (Registrable Securities that are so held being sometimes referred to herein as "Holder Securities") in excess of the number of Company Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be sold without adversely affecting such offering and the sale of the Other Securities then contemplated (and (x) if such number is less than the full number of such Holder Securities, such number shall be allocated by Kennametal or (y) in the event that such investment banking firm advises that less than all of such Holder Securities may be included in such offering, Kennametal and its Affiliates may withdraw its or their request for registration of their Registrable Securities under this Section 3.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder);

             (iii) third, up to the full number of the Other Securities (other than Company Securities), if any, in excess of the number of Company Securities and Registrable Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Company Securities) on the basis of the number of securities requested to be included therein by each such holder);

         (c)  If the registration referred to in the first sentence of this
              Section 3.2 is to be an underwritten secondary registration on behalf of holders of Other Securities (the "Other Holders"), and the

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              lead underwriter or managing underwriter advises JLK in writing that in their good faith view, all or a part of such additional securities cannot be sold and the inclusion of such additional securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Other Securities then contemplated, JLK shall include in such registration the number of securities (including Registrable Securities) that such underwriters advise can be so sold without adversely affecting such offering, allocated pro rata among the Other Holders and the Holders of Registrable Securities on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and each Holder of Registrable Securities; provided, that if such registration statement is to be filed at any time after Kennametal ceases to beneficially own less than 40% of the outstanding Common Stock, and if such Other Holders have requested that such registration statement be filed pursuant to demand registration rights granted to them by JLK, JLK shall include in such registration:

              (i) first, Other Securities sought to be included therein by the Other Holders pursuant to the exercise of such demand registration rights; and

              (ii) second, the number of Holder Securities sought to be
                   included in such registration in excess of the number of Other Securities sought to be included in such registration by the Other Holders which in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Holder Securities, such number shall be allocated by Kennametal or (y) in the event that such investment banking firm advises that less than all of such Holder Securities may be included in such offering, Kennametal and its Affiliates may withdraw its or their request for registration of their Registrable Securities under this Section 3.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder).

         (d) JLK shall not be required to effect any registration of Registrable Securities under this Section 3.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

         (e)  No registration of Registrable Securities effected under this
              Section 3.2 shall relieve JLK of its obligation to effect a registration of Registrable Securities pursuant to Section 3.1.

         3.3 EXPENSES. Except as provided herein, JLK shall pay all Registration Expenses with respect to a particular offering (or proposed offering). Notwithstanding the foregoing, each Holder and JLK shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses.

         3.4 REGISTRATION AND QUALIFICATION. If and whenever JLK is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3.1 or 3.2, and subject to Section 3.1(a)(i), as applicable, JLK shall as promptly as practicable:

         (a) Prepare, file and use its best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of:
              (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement; (B) the expiration of six-months after such registration statement becomes effective; provided, that such six-month period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by JLK to (y) the date on which JLK delivers to the Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

         (c) Furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Holders of Registrable Securities or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

         (d) Use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders of such Registrable Securities or any underwriter of such Registrable Securities shall request, and use its best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that JLK shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

         (e) Use its best efforts to: (i) furnish to each Holder of Registrable Securities included in such registration (each, a "Selling Holder") and to any underwriter of such Registrable Securities an opinion of counsel for JLK addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement); and (ii) furnish to each Selling Holder a "cold comfort" letter addressed to each Selling Holder and signed by the independent public accountants who have audited the financial statements of JLK included in such registration statement; in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

         (f) As promptly as practicable, notify the Selling Holders in writing: (i) at any time when a prospectus relating to a registration pursuant to Section 3.1 and 3.2 is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

         (g) If reasonably requested by the lead or managing underwriters, use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which the Common Stock of JLK is then listed;

         (h) To the extent reasonably requested by the lead or managing underwriters, send appropriate officers of JLK to attend any "road shows" scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by JLK or such officers in connection with such attendance to be paid by JLK;

         (i) Furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Sections 3.1 or 3.2 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters; and

         (j) JLK may require each Selling Holder of Registrable Securities as to which any registration is being effected to furnish JLK with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as JLK may from time to time reasonably request in writing.

         3.5 CONVERSION OF OTHER SECURITIES, ETC. In the event that any Holder offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall continue to be eligible for registration pursuant to Sections 3.1 and 3.2.

         3.6  UNDERWRITING; DUE DILIGENCE.

         (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article III, JLK shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by JLK and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 3.7, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 3.4(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, JLK to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 3.7.

         (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article III, JLK shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of JLK with its officers and the independent public accountants who have certified the financial statements of JLK as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, that such Holders and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to coordinate any such investigation of the books and records of JLK and any such discussions with JLK's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

         3.7  INDEMNIFICATION AND CONTRIBUTION.

         (a) In the case of each offering of Registrable Securities made pursuant to this Article III, JLK agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by JLK or alleged untrue statement by JLK of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by JLK or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by JLK or alleged omission by JLK to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that JLK shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to a Selling Holder or another holder of securities included in such registration statement and furnished to JLK by or on behalf of such Selling Holder, other holder or underwriter, as the case may be, specifically for use in the registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder or any other holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that JLK may otherwise have to each Selling Holder, other holder or underwriter of the Registrable Securities or any controlling person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing; provided, further, that, in the case of an offering with respect to which a Selling Holder has designated the lead or managing underwriters (or a Selling Holder is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or such Selling Holder or other holder, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

         (b) In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 3.7(a)) to agree to indemnify and hold harmless as follows:(i) each Selling Holder agrees to indemnify and hold harmless JLK, each underwriter who participates in such offering, each other Selling Holder or other holder with securities included in such offering; and, , (ii) each underwriter agrees to indemnify and hold harmless JLK, each Selling Holder or other holder with securities included in such offering. The foregoing indemnified parties shall include, and each Selling Holder and each underwriter shall indemnify and hold harmless, each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorneys' fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by such Selling Holder or underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by JLK, or at its direction, or any amendment thereof or supplement thereto, or any omission by such Selling Holder or underwriter, as the case may be, or alleged omission by such Selling Holder or underwriter, as the case may be, of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to such Selling Holder or underwriter, as the case may be, and was furnished to JLK by or on behalf of such Selling Holder or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document. The foregoing indemnity is in addition to any liability which such Selling Holder or underwriter, as the case may be, may otherwise have to JLK, or controlling persons or the officers, directors, affiliates, employees, and agents of each of the foregoing; provided, that, in the case of an offering made pursuant to the Agreement with respect to which JLK has designated the lead or managing underwriters (or JLK is offering securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or JLK, as the case may be ) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

         (c) Each party indemnified under paragraph (a) or (b), above, shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b), above, except to the extent that the indemnifying party was actually prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 3.7 for any legal or other expenses of the defense subsequently incurred by the indemnified party in connection with the defense thereof other than (i) if a conflict of interest between the indemnifying party and an indemnified party exists, in which case, the indemnifying party shall pay the costs of one legal counsel to the indemnified party and (ii) the reasonable costs of investigation. Any indemnifying party against whom indemnity may be sought under this Section 3.7 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party. The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

         (d) If the indemnification provided for in this Section 3.7 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage
              (i) as between JLK and the Selling Holders on the one hand and the underwriters on the other, in such proportion as shall be appropriate to reflect the relative benefits received by JLK and the Selling Holders on the one hand and the underwriters on the other hand or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of JLK and the Selling Holders on the one had and the underwriters on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations; and (ii) as between JLK on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of JLK and of each Selling Holder in connection with such statements or omissions as well as any other relevant equitable considerations. The relative benefits received by JLK and the Selling Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by JLK and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of JLK and the Selling Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by JLK and the Selling Holders or by the underwriters. The relative fault of JLK on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in JLK. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. JLK and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this
              Section 3.7 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provision of this Section 3.7, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Each Selling Holder's obligations to contribute pursuant to this Section 3.7 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 3.7 (with appropriate modifications) shall be given by JLK, the Selling Holders and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

         (f) The obligations of the parties under this Section 3.7 shall be in addition to any liability which any party may otherwise have to any other party.

         3.8 RULE 144 AND FORM S-3. Commencing 90 days after the Initial Public Offering Date, JLK shall use its best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, JLK will deliver to such Holder a written statement as to whether it has complied with such requirements. JLK further agrees to use its reasonable efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as practicable after the Initial Public Offering Date. Notwithstanding anything contained in this
Section 3.8, JLK may deregister under Section 12 of the Exchange Act, if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

         3.9 TRANSFER OF REGISTRATION RIGHTS. Any Holder may transfer, sell or assign all or any portion of its registration rights under Article III to any transferee of a number of Registrable Securities owned by such Holder exceeding three percent (3%) of the outstanding class or series of such securities at the time of transfer (each transferee that receives such minimum number of Registrable Securities, a "Transferee"); provided, that each Transferee of Registrable Securities to which Registrable Securities are transferred, sold or assigned directly by Kennametal or its Affiliates (such Transferee, a "Kennametal Transferee"), together with any Affiliate of such Kennametal Transferee (and any subsequent direct or indirect Transferees of Registrable Securities from such Kennametal Transferee and any of its Affiliates (other than Kennametal or its Affiliates) thereof), shall be entitled to request the registration of Registrable Securities pursuant to Section 3.1 only once. Any transfer of registration rights pursuant to this Section 3.9 shall be effective upon receipt by JLK of (i) written notice from such Holder stating the name and address of any Transferee and identifying the number of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred; and (ii) a written agreement from such Transferee to be bound by the terms of this Article III and Article V of this Agreement as if an original party hereto. The Holders may exercise their rights hereunder in such priority as they shall agree upon among themselves.

         3.10 HOLDBACK AGREEMENT. If any registration pursuant to this Article III shall be in connection with an underwritten public offering of Registrable Securities, each Selling Holder agrees not to effect any public sale or distribution, including any sale under rule 144, of any equity security of JLK (otherwise than through the registered public offering then being made), within seven (7) days prior to or 180 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 offerings). JLK hereby also so agrees and agrees to cause each other holder of equity securities or securities convertible into or exchangeable or exercisable for such securities (other than in the case of equity securities, under dividend reinvestment plans or employee stock plans) purchased from JLK otherwise than in a public offering to so agree.

                                   ARTICLE IV

                        CERTAIN COVENANTS AND AGREEMENTS

         4.1  NO VIOLATIONS.

         (a) Until Kennametal beneficially owns less than 40% of the outstanding Common Stock, JLK covenants and agrees that it will not take any action or enter into any commitment or agreement which may reasonably be anticipated to result, with or without notice and with or without lapse of time or otherwise, in a contravention or event of default by Kennametal of: (i) any provisions of applicable law or regulation, including but not limited to provisions pertaining to the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended; (ii) any provision of Kennametal's Articles of Incorporation or By-Laws; (iii) any credit agreement or other material instrument binding upon Kennametal; or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over Kennametal or any of its Affiliates or any of their respective assets.

         (b) JLK and Kennametal agree to provide to the other any information and documentation requested by the other for the purpose of evaluating and ensuring compliance with Section 4.1(a) hereof.

         (c) Notwithstanding the foregoing Sections 4.1(a) and 4.1(b), nothing in this Agreement is intended to limit or restrict in any way the ability of Kennametal to effect, restrict or limit any action or proposed action of JLK, including, but not limited to, the incurrence by JLK of indebtedness, based upon Kennametal's internal policies or other factors.

                                   ARTICLE V

                                 MISCELLANEOUS

         5.1 LIMITATION OF LIABILITY. Neither Kennametal nor JLK shall be liable to the other for any special, indirect, incidental or consequential damages of the other arising in connection with this Agreement.

         5.2 AMENDMENTS. This Agreement may not be amended or terminated orally, but only by a writing duly executed by or on behalf of the parties hereto. Any such amendment shall be validly and sufficiently authorized for purposes of this Agreement if it is signed on behalf of Kennametal and JLK by their respective president or any vice presidents.

         5.3 TERM. This Agreement shall remain in effect until all Registrable Securities held by Holders have been transferred by them to Persons other than Transferees; provided, that the provisions of Section 3.7 shall survive any such expiration.

         5.4 SEVERABILITY. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement or such provision of the application of such provision to such party or circumstances, other than those to which it is so determined to be invalid, illegal or unenforceable, shall remain in full force and effect to the fullest extent permitted by law and shall not be affected thereby, unless such a construction would be unreasonable.

         5.5 NOTICES. All notices and other communications required or permitted hereunder shall be in writing, shall be deemed duly given upon actual receipt, and shall be delivered: (a) in person; (b) by registered or certified mail, postage prepaid, return receipt requested; or (c) by facsimile or other generally accepted means of electronic transmission (provided that a copy of any notice delivered pursuant to this clause (c) shall also be sent pursuant to clause (b)), addressed as follows:

         (a)  IF TO JLK:

              JLK Direct Distribution Inc.
              State Route 981 South
              P. O. Box 231
              Latrobe, PA  15650
              Attn:
              Fax:

         (b)  IF TO KENNAMETAL:

              Kennametal Inc.
              State Route 981 South
              P. O. Box 231
              Latrobe, PA  15650
              Attn:
              Fax:

or to such other addresses or telecopy numbers as may be specified by like notice to the other parties.

         5.6 FURTHER ASSURANCES. Kennametal and JLK shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instrument delivered pursuant hereto.

         5.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same agreement.

         5.8 GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania without regard to the conflict of laws provisions of any jurisdiction.

         5.9 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof.

         5.10 SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

         5.11 SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

         5.12 SURRENDER OF CLASS B COMMON STOCK IF IPO OVER-ALLOTMENT OPTION EXERCISED. Kennametal hereby agrees that to the extent the underwriters option in the Purchase Agreement to cover over-allotments up to 640,000 shares of class A Common Stock is exercised, Kennametal will surrender to JLK simultaneous with each exercise of such option to cover over-allotments, a number of shares of Class B Common Stock equal to the number of shares of Class A Common Stock for which such option to cover over-allotments is exercised.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

KENNAMETAL INC.                            JLK DIRECT DISTRIBUTION INC.

By: _________________________________      By: ______________________________

Name: _______________________________      Name: ____________________________

Title: ______________________________      Title: ___________________________